                                                                       Exhibit 2
                            UNDERWRITERS' STATEMENT

                             COLLATERAL TERM SHEET

                    Merrill Lynch Mortgage Investors, Inc.
                      Mortgage Pass-Through Certificates
                                Series 1996-C2
                   Classes A-1, A-2, A-3, B, C, D, E and IO


         The attached Collateral Term Sheet (the "Term Sheet") is privileged and confidential and is intended for use by the addressee only. This Term Sheet is furnished to you solely by Merrill Lynch & Co. and First Union Capital Markets Corp. (the "Underwriters") and not by the issuer of the securities identified above (the "Offered Securities") or any other party. The issuer of the Offered Securities has not prepared or taken part in the preparation of these materials. The Term Sheet is based upon information made available to the Underwriters. None of the Underwriters, the issuer of the Offered Securities, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

         No assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet reflects future performance. The Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

         Although a registration statement (including the prospectus) relating to the Offered Securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Securities has not been filed with the
         Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Securities for definitive terms of the Offered Securities and the collateral. A final prospectus and prospectus supplement may be obtained by contacting Merrill Lynch Trading Desk at (212) 449-3860 or First Union at (704) 374-4565.

         Either Underwriter of the Offered Securities and its affiliates may in the future have a position in the Offered Securities (and in other securities issued by the issuer of the Offered Securities) and may purchase or sell the same on a principal basis or as an agent for another person. In addition, either Underwriter of the Offered Securities and certain of its affiliates may currently be providing investment banking and other services to the issuer of the Offered
         Securities and the borrowers of loans that are included among the collateral and their affiliates.

         Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments and yield curve and interest rate risks. Investors should fully consider the risk of an investment in the Offered Securities.

         If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                 Investor Preliminary - Collateral Term Sheet
            Merrill Lynch Mortgage Investors, Inc., Series 1996-C2
                  Total Pool Size:  1.138 Billion (300 loans)
--------------------------------------------------------------------------------
OVERVIEW

      The transaction is collateralized by 300 multifamily and commercial loans with an aggregate principal balance of approximately $1,138.3 million and secured by 302 properties located throughout 36 states.

      First Union National Bank of North Carolina originated 158 of the mortgage loans, making up 51% of the total pool balance, through its Commercial and Multifamily Conduit Program. 142 loans, or 49% of the pool balance, were originated through Merrill Lynch's Commercial and Multifamily Conduit Program. All of the loans were originated in 1996.

      Except where otherwise indicated, percentages (%) represent principal amount of loan or loans compared to aggregate pool balance, as of the Cut-Off Date.

--------------------------------------------------------------------------------

                        Loan Information
Total Balance:                $1.138 billion (300 loans, 302 properties)
Avg./Max Balance:             $3.8 million/$38.5 million
Loan Types:                   All fixed rate;
                              80% balloons, 20% fully amortizing
Gross WAC:                    9.121% (Range = 8.313%-10.375%)
Net WAC:                      8.997%
Avg. Seasoning:               2  months (100% originated in 1996)
Stated RTM:                   11.3 years
WA DSCR:                      1.32x
Call Protection:              All currently locked out (99.9%) or have
                              yield maintenance (.1%)
Borrower Concentration:       None greater than 5% of the pool
Cross Collateralization:      37 of the Mortgage Loans (10%) are cross-
                              collateralized and cross-defaulted with
                              one or more Mortgage Loans in the pool.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Property Type Distribution
                     % of
    Type      #     (Pool)       DSCR
Multifamily: 151     44.2 %      1.29x
Retail:      76      25.3        1.30
Hospitality: 23      10.3        1.45
Office:      18       7.2        1.29
Industrial:  16       6.5        1.28
Healthcare:   7       3.0        1.40
MH Parks:     6       1.8        1.31
Mixed Use:    5       1.7        1.37

Tot/Avg.:   302     100.0%       1.32x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              State Distribution
             (Total of 36 States)
                                  % of
       State           #         (Pool)
    Texas:            66          14.7%
    California:       29          12.7
    Florida:          33          11.5
    All others        174         61.1
    <6%:

       Totals         302         100.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            Cut-Off LTV's
                         % of   Cumulative
LTV Range          #     Pool   % of Pool
---------------- ----- -------- ---------
35.38% - 50.00%   10      1.47%    1.47%
50.01% - 55.00%   21      5.47     6.94
55.01% - 60.00%   18      5.19    12.13
60.01% - 65.00%   23      6.36    18.49
65.01% - 70.00%   71     24.01    42.50
70.01% - 75.00%  104     36.33    78.83
75.01% - 80.00%   47     19.68    98.51
80.01% -           6      1.49   100.00
84.93% (a)
---------------- ----- -------- ---------
Totals           300    100.0%   100.0%

Weighted Average Cut-Off LTV = 69.72%

(a) The only  Mortgage  Loans  with  Cut-Off
    LTV Ratios in excess of 80% are Mortgage
    Loans secured by Section 42 Properties.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      Debt Service Coverage Ratios
                       % of
DSCR Range      #      Pool     Cumulative %
------------- ------ ---------- -------------
1.15 - 1.19(a)  7       1.42%      1.42%
1.20 - 1.24    28      10.73       12.15
1.25 - 1.29   104      38.69       50.83
1.30 - 1.34    52      20.48       71.32
1.35 - 1.39    41      10.37       81.69
1.40 - 1.44    32      10.25       91.94
1.45 - 1.49    11       3.82       95.76
1.50 - 1.54     6       0.95       96.72
1.55 - 1.59     6       1.17       97.89
1.60 - 1.69     6       1.30       99.19
1.70 - 1.79     4       0.55       99.74
1.80 - 2.15     3       0.26      100.00
------------- ------ ---------- -------------

Totals        300      100.0%     100.0%

Weighted Average DSCR = 1.32x

(a) The only  Mortgage  Loans  with a DSCR
    below  1.20x are  Mortgage  Loans secured
    by Section 42 properties.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           Original Term
                                % of
                    #           Pool
-------------- ------------ -------------
3 Yr Balloon        2            1.73%
4 Yr Balloon        2            0.70%
5 Yr Balloon       15            5.45%
7 Yr Balloon       58           17.58%
10 Yr Balloon     148           48.04%
13-16 Yr Balloon    8            3.59%
20 Yr Balloon       3            1.26%
25 Yr Balloon       9            1.62%
Fully Amortizing   55           20.03%
-------------- ------------ -------------
  Totals          300          100.0%

Wtd. Avg. Original Term = 11.5 yrs
Wtd. Avg. Original term of fully amortizing loans = 19.4 yrs

------------------------ -------------------------------------------------------

    MERRILL LYNCH        Investors should read the Underwriters' Statement
   (212) 449-3860        which accompanies this Collateral Term Sheet.  If the
                         Statement is not included, please contact your account representative. Do not use this information if you have not received and reviewed the Statement.

 FIRST UNION CAPITAL     Prospective investors are advised to carefully
    MARKETS CORP.        read, and should rely solely on, the final prospectus
   (704) 374-4565        and prospectus supplement (the "Final Prospectus")
                         relating to the Offered Securities referred to in
                         such Underwriters' Statement (the "Offered
                         Securities") in making their investment decision.
                         This Collateral Term Sheet does not include all
                         relevant information relating to the collateral
                         described herein, particularly with respect to the
                         risks and special considerations associated therewith.
                         All collateral information contained herein is
                         preliminary and such information may change.  Although
                         the information contained in this Collateral Term
                         Sheet is based on sources which the Underwriters
                         believe to be reliable, the Underwriters make no
                         representation or warranty that such information is
                         accurate or complete.  Such information should not be
                         viewed as projections, forecasts, predictions or
                         opinions with respect to value.  Prior to making any
                         investment decision, a prospective investor should
                         receive and fully review the Final Prospectus.
                         NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL
                         OR  SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
                         This Collateral Term Sheet and the information
                         contained herein will be superseded by the description
                         of the collateral contained in the Prospectus
                         Supplement.
------------------------ -------------------------------------------------------

                 Investor Preliminary - Collateral Term Sheet
            Merrill Lynch Mortgage Investors, Inc., Series 1996-C2
                  Total Pool Size:  1.138 Billion (300 loans)
--------------------------------------------------------------------------------

PREPAYMENT PROTECTION
      Currently 99.9% of the loans are locked out and 0.1% are subject to yield maintenance penalties.

      As described further in Table 1, 93.4% of the loans are locked out, followed by yield maintenance penalties.

      118 of the loans (35%) have yield maintenance penalties which use a formula based on the Treasury Rate + 50bps. 154 loans (58%) of the loans have yield maintenance penalties which use a formula based on the Treasury Rate.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                            TABLE 1
                 Prepayment Penalty Categories
-----------------------------------------------------------------------------------------------------------------------
                                                              Weighted   Weighted   Weighted Avg.     Average # of
                                   #                          Average    Average   % of Remaining    Months Group is
                                  of       Bal       % of    Remaining    Years      Term Locked   Open to Prepayment
    Prepayment Restriction       Loans     (mm)      Pool       Term    Locked           Out        Prior to Maturity
                                                                           Out
-----------------------------------------------------------------------------------------------------------------------

Lockout, then Yield Maintenance   246     $972.4     85.4%      10.7 yrs 4.8 yrs         45%                   7 mos
Lockout, then Yield Maintenance    25       90.8      8.0       15         2.2           15                   20
then  Prepayment Premium
Lockout, then Prepayment Premium   19       53.9      4.7       10.3       5.3           52                    4
Lockout Only                        9       20.1      1.8       24.7       14.7          59                  120
Yield Maintenance, then Prepayment  1        1.0      0.1       24.8       0.0            0                   60
Premium
-----------------------------------------------------------------------------------------------------------------------

Totals/Wtd. Avg./Avg.             300    1,138.3    100.0%      11.3 yrs 4.8 yrs         43%               10 mos
-----------------------------------------------------------------------------------------------------------------------
                                Weighted Average Term to End of Lockout: 4.8 yrs
           Weighted Average Number of Months Loans are Open to Prepayment Prior to Maturity: 10 months
       Weighted Average Number of Months Balloon Loans are Open to Prepayment Prior to Maturity: 8 months
-----------------------------------------------------------------------------------------------------------------------


------------------------ -------------------------------------------------------

    MERRILL LYNCH        Investors should read the Underwriters' Statement
   (212) 449-3860        which accompanies this Collateral Term Sheet.  If the
                         Statement is not included, please contact your account representative. Do not use this information if you have not received and reviewed the Statement.

 FIRST UNION CAPITAL     Prospective investors are advised to carefully
    MARKETS CORP.        read, and should rely solely on, the final prospectus
   (704) 374-4565        and prospectus supplement (the "Final Prospectus")
                         relating to the Offered Securities referred to in
                         such Underwriters' Statement (the "Offered
                         Securities") in making their investment decision.
                         This Collateral Term Sheet does not include all
                         relevant information relating to the collateral
                         described herein, particularly with respect to the
                         risks and special considerations associated therewith.
                         All collateral information contained herein is
                         preliminary and such information may change.  Although
                         the information contained in this Collateral Term
                         Sheet is based on sources which the Underwriters
                         believe to be reliable, the Underwriters make no
                         representation or warranty that such information is
                         accurate or complete.  Such information should not be
                         viewed as projections, forecasts, predictions or
                         opinions with respect to value.  Prior to making any
                         investment decision, a prospective investor should
                         receive and fully review the Final Prospectus.
                         NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL
                         OR  SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
                         This Collateral Term Sheet and the information
                         contained herein will be superseded by the description
                         of the collateral contained in the Prospectus
                         Supplement.
------------------------ -------------------------------------------------------

                 Investor Preliminary - Collateral Term Sheet
            Merrill Lynch Mortgage Investors, Inc., Series 1996-C2
                  Total Pool Size:  1.138 Billion (300 loans)
--------------------------------------------------------------------------------


     -----------------------------------------------------------------------------------------------

                                 Prepayment Lock-Out /Premium Analysis
     -----------------------------------------------------------------------------------------------
                       Percentage of Mortgage Pool by Prepayment Restriction Assuming No Prepayment
                       -----------------------------------------------------------------------------
                       Current   12 Mo.   24 Mo.    36 Mo.    48 Mo.    60 Mo.   72 Mo.    84 Mo.
        Prepayment       Nov.     Nov.     Nov.      Nov.      Nov.      Nov.     Nov.      Nov.
        Restriction      1996     1997     1998      1999      2000      2001     2002      2003
     -----------------------------------------------------------------------------------------------
     Locked Out         99.91%    91.23%    88.55%    77.02%   52.92%    19.24%    17.38%  21.45%
     Yield Maintenance   0.09      8.77     11.45    22.19     44.15     76.78     75.48   75.27
     -----------------------------------------------------------------------------------------------
     Subtotal          100.00    100.00    100.00    99.21     97.07     96.02     92.86   96.72

     %  Premium          0.00      0.00      0.00     0.00      0.00      0.00      0.00    0.00
          5.00%-greater  0.00      0.00      0.00     0.00      0.88      1.73      0.00    0.00
          4.00 - 4.99%   0.00      0.00      0.00     0.68      0.29      0.92      1.74    0.00
          3.00 - 3.99%   0.00      0.00      0.00     0.11      0.96      0.31      0.91    2.17
          2.00 - 2.99%   0.00      0.00      0.00     0.00      0.69      1.02      0.14    1.11
          1.00 - 1.99%   0.00      0.00      0.00     0.00      0.11      0.00      1.19    0.00
     Open                0.00      0.00      0.00     0.00      0.00      0.00      3.16    0.00
     -----------------------------------------------------------------------------------------------
     Totals            100.00    100.00    100.00    100.00   100.00    100.00    100.00  100.00
 Mortgage Pool
 Balance ($ millions) 1,138.31 1,125.33  1,111.11  1,076.53  1,052.07   974.62    955.28  751.08
 % of Initial Pool
 Balance               100.00%    98.86%    97.61% 94.57%      92.42%   85.62%     83.92%  65.98%

     -----------------------------------------------------------------------------------------------


     -----------------------------------------------------------------------------------------------

                                  Prepayment Lock-Out/Premium Analysis
     -----------------------------------------------------------------------------------------------
                       Percentage Of Mortgage Pool by Prepayment Restriction Assuming No Prepayment
                        96 Mo.  108 Mo.   120 Mo.   132 Mo.   144 Mo.  156 Mo.  168 Mo.   180 Mo.
     ------------------
        Prepayment       Nov.     Nov.     Nov.      Nov.      Nov.      Nov.     Nov.      Nov.
        Restriction      2004     2005     2006      2007      2008      2009     2010      2011
     -----------------------------------------------------------------------------------------------
     Locked Out          18.05%   17.91%   20.81%     8.96%     9.03%    9.96%    10.84%    0.00%
     Yield Maintenance   77.93    66.28    51.10     63.96     65.16     68.43    70.09    65.54
     -----------------------------------------------------------------------------------------------
     Subtotal            95.98    84.19    71.91     72.92     74.19     78.39    80.93    65.54

     %  Premium           0.00     0.00     0.00      0.00      0.00      0.00     0.00     0.00
           5.00% - greater0.21     1.04    15.82     3.80       3.78      3.88     0.00     0.70
          4.00 - 4.99%    0.00     0.00     6.21     10.70      0.00      0.00     3.85     0.00
          3.00 - 3.99%    0.00     0.00     0.00     6.40       9.78      0.00     0.00     4.40
          2.00 - 2.99%    2.18     0.00     2.73      0.00      5.90      9.82     0.00     0.00
          1.00 - 1.99%    1.10     3.27     0.00      2.86      0.00      4.50     9.57     0.00
     Open                 0.52    11.51     3.32      3.31      6.34      3.41     5.65    29.36
     -----------------------------------------------------------------------------------------------
     Totals             100.00   100.00   100.00     100.00   100.00    100.00   100.00   100.00
Mortgage Pool
Balance ($ millions)    731.26   709.51   217.06     203.37   188.33    166.24   148.23   111.34
% of Initial Pool
Balance                  64.24    62.33    19.07      17.87%   16.54%   14.60%   13.02%    9.78%

     -----------------------------------------------------------------------------------------------

------------------------ -------------------------------------------------------

    MERRILL LYNCH        Investors should read the Underwriters' Statement
   (212) 449-3860        which accompanies this Collateral Term Sheet.  If the
                         Statement is not included, please contact your account representative. Do not use this information if you have not received and reviewed the Statement.

 FIRST UNION CAPITAL     Prospective investors are advised to carefully
    MARKETS CORP.        read, and should rely solely on, the final prospectus
   (704) 374-4565        and prospectus supplement (the "Final Prospectus")
                         relating to the Offered Securities referred to in
                         such Underwriters' Statement (the "Offered
                         Securities") in making their investment decision.
                         This Collateral Term Sheet does not include all
                         relevant information relating to the collateral
                         described herein, particularly with respect to the
                         risks and special considerations associated therewith.
                         All collateral information contained herein is
                         preliminary and such information may change.  Although
                         the information contained in this Collateral Term
                         Sheet is based on sources which the Underwriters
                         believe to be reliable, the Underwriters make no
                         representation or warranty that such information is
                         accurate or complete.  Such information should not be
                         viewed as projections, forecasts, predictions or
                         opinions with respect to value.  Prior to making any
                         investment decision, a prospective investor should
                         receive and fully review the Final Prospectus.
                         NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL
                         OR  SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
                         This Collateral Term Sheet and the information
                         contained herein will be superseded by the description
                         of the collateral contained in the Prospectus
                         Supplement.
------------------------ -------------------------------------------------------

                 Investor Preliminary - Collateral Term Sheet
            Merrill Lynch Mortgage Investors, Inc., Series 1996-C2
                  Total Pool Size:  1.138 Billion (300 loans)
--------------------------------------------------------------------------------

DESCRIPTION OF PROPERTY TYPES

                                            Loan/Credit Characteristics by Property Type
----------------- --------- ------- ---------- ---------- ---------- --------- --------- -------- --------------- --------- --------
                                      % of                   Wtd.      Wtd.    Avg. Loan  Max.         Avg.                   Wtd.
                  Balance    # of     Pool       Wtd.      Cut Off    Balloon   Balance  Balance     Property     Occupancy   Avg.
                    (MM)    Loans    Balance     DSCR        LTV        LTV       (MM)    (MM)         Size           %       Loan
                                                                                                                            to Size
----------------- --------- ------- ---------- ---------- ---------- --------- --------- -------- --------------- --------- --------
MULTIFAMILY
   Multifamily    $ 474.9    140      41.72%      1.30x      72.89%     63.78%    $3.4     $38.5     286 units       95.13%  29,767
   Section 42        28.1     11       2.46       1.20x      77.86      18.62      2.6       4.3     100 units      97.03    31,641
Subtotals           503.0    151      44.18       1.29x      73.17      61.26      3.3      38.5     275 units      95.23    29,872

RETAIL
   Anchored         214.2     42      18.82       1.29x      66.20      45.82      5.1      17.2  121,246 sq. ft.   97.71      75
   Unanchored        74.2     34       6.52       1.35x      62.68      45.37      2.2       6.6  43,933 sq. ft.    98.88      74
Subtotals           288.4     76      25.34       1.30x      65.30      45.71      3.8      17.2  101,351 sq. ft.   98.01      75

HOSPITALITY         117.5     23      10.32       1.45x      66.68       2.43      5.1      21.0     239 rooms       N/A     44,844

OFFICE               81.7     18       7.18       1.29x      67.81      37.63      4.5      17.0  158,280 sq. ft.   94.93      56

INDUSTRIAL           74.1     16       6.51       1.28x      71.68      58.29      4.6      18.4  441,413 sq. ft.   98.81      23

HEALTHCARE
 Assisted Living     12.5      3       1.09       1.43x      59.83      44.95      4.2       9.2     195 beds       90.66    36,242
 Congregate Care     21.1      4       1.86       1.38x      65.65      55.17      5.3       6.8     126 beds       97.80    46,995
Subtotals            33.6      7       2.95       1.40x      63.49      51.38      4.8       9.2     151 beds       95.15    43,007

MH PARKS             20.2      6       1.78        1.31x     74.71      66.39      3.4       8.4     287 units      97.81    16,795

MIXED USE            19.8      5       1.74       1.37x      70.62      61.50      4.0       7.0  55,938 sq. ft.    98.34      96
----------------- --------- ------- ---------- ---------- ---------- --------- --------- -------- --------------- --------- --------
Totals/Wtd.Avg./
Averages          $1,138.3   302      100.0%      1.32x      69.72%     49.16%     $3.8     $38.5      66,909       96.36%  $19,420
----------------- --------- ------- ---------- ---------- ---------- --------- --------- -------- --------------- --------- --------

------------------------ -------------------------------------------------------

    MERRILL LYNCH        Investors should read the Underwriters' Statement
   (212) 449-3860        which accompanies this Collateral Term Sheet.  If the
                         Statement is not included, please contact your account representative. Do not use this information if you have not received and reviewed the Statement.

 FIRST UNION CAPITAL     Prospective investors are advised to carefully
    MARKETS CORP.        read, and should rely solely on, the final prospectus
   (704) 374-4565        and prospectus supplement (the "Final Prospectus")
                         relating to the Offered Securities referred to in
                         such Underwriters' Statement (the "Offered
                         Securities") in making their investment decision.
                         This Collateral Term Sheet does not include all
                         relevant information relating to the collateral
                         described herein, particularly with respect to the
                         risks and special considerations associated therewith.
                         All collateral information contained herein is
                         preliminary and such information may change.  Although
                         the information contained in this Collateral Term
                         Sheet is based on sources which the Underwriters
                         believe to be reliable, the Underwriters make no
                         representation or warranty that such information is
                         accurate or complete.  Such information should not be
                         viewed as projections, forecasts, predictions or
                         opinions with respect to value.  Prior to making any
                         investment decision, a prospective investor should
                         receive and fully review the Final Prospectus.
                         NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL
                         OR  SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
                         This Collateral Term Sheet and the information
                         contained herein will be superseded by the description
                         of the collateral contained in the Prospectus
                         Supplement.
------------------------ -------------------------------------------------------